SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
April 29, 2009
Dear Fellow Stockholder:
     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) on Tuesday, June 16, 2009 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002.
     The matters scheduled for consideration at the meeting are (i) the election of two directors of the Fund and (ii) a proposal to authorize the Fund to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above its net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement.
     Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.
     Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors, CEO and President

ANSWERS TO SOME IMPORTANT QUESTIONS	1
NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS	2
GENERAL INFORMATION	3
PROPOSAL ONE: ELECTION OF DIRECTORS	4
NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON	4
NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON	5
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	5
INFORMATION ABOUT EXECUTIVE OFFICERS	6
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	7
EXECUTIVE COMPENSATION	8
DIRECTOR COMPENSATION	9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
COMMITTEES OF THE BOARD OF DIRECTORS	9
PROPOSAL TWO: APPROVAL TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE	12
OTHER MATTERS	15
INDEPENDENT ACCOUNTING FEES AND POLICIES	15
MORE INFORMATION ABOUT THE MEETING	16
AUDIT COMMITTEE REPORT	18
INVESTMENT ADVISER	18
ADMINISTRATOR	18
STOCKHOLDER COMMUNICATIONS	18
STOCKHOLDER PROPOSALS	19

ANSWERS TO SOME IMPORTANT QUESTIONS
Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains two proposals:
•	Proposal One — the election of two Class II Directors to serve until the Fund’s 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class II are Steven C. Good and Kevin S. McCarthy. Messrs. Good and McCarthy each have current terms that will expire at the Fund’s 2009 Annual Meeting of Stockholders, and the Fund’s Board of Directors has nominated Messrs. Good and McCarthy for reelection at the meeting. Approval of Proposal One requires the affirmative vote of the holders of the Fund’s common stock outstanding as of the record date.

•	Proposal Two — a proposal to authorize the Fund to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above its net asset value per share, subject to certain conditions, for a period expiring on the date of the Fund’s 2010 Annual Meeting of Stockholders. Approval of Proposal Two requires: (1) the affirmative vote of a majority of all common stockholders of record as of the record date and (2) the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock outstanding as of the record date.
Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of the Fund unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.	HOW CAN I VOTE?

A.	If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.kaynefunds.com/KyeSECFilings.htm.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 1-877-657-3863.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Kayne Anderson Energy Total Return Fund, Inc.:
     NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), will be held on Tuesday, June 16, 2009 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002, to consider and vote on the following matters as more fully described in the accompanying proxy statement:
     1. To elect two Class II Directors of the Fund, such directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
     2. To approve a proposal to authorize the Fund to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above net asset value per share; and
     3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.
     Stockholders of record as of the close of business on April 20, 2009 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Fund,

David J. Shladovsky
Secretary

April 29, 2009
Houston, Texas

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
PROXY STATEMENT
General Information
2009 ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2009
     This proxy statement is being sent to you by the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the annual meeting (the “Annual Meeting”) of stockholders called to be held on June 16, 2009 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Stockholders of record at the close of business on April 20, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about May 11, 2009.
     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2009: The proxy statement and the Fund’s most recent Annual Report are available on the Internet at www.kaynefunds.com/KyeSECFilings.htm. You should have received our Annual Report to stockholders for the fiscal year ended November 30, 2008. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The report will be sent to you without charge. Our reports can be accessed on our website (www.kaynefunds.com/KyeSECFilings.htm) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).
     KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises us pursuant to our investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At February 28, 2009, Kayne Anderson managed approximately $6.3 billion, including $5.1 billion in securities of energy companies. Kayne Anderson may be contacted at the address listed above.

PROPOSAL ONE
ELECTION OF DIRECTORS
     Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of approximately equal size. Currently we have five directors. Each class of directors will hold office for a three-year term. The directors currently serving in Class II are Steven C. Good and Kevin S. McCarthy. Messrs. Good and McCarthy each have current terms that will expire at the Annual Meeting, and the Board has nominated Messrs. Good and McCarthy for reelection at the Annual Meeting, each to serve for a term of three years (until the 2012 Annual Meeting of Stockholders) and until his successor has been duly elected and qualified.
     The Class I director, Gerald I. Isenberg, is currently serving a term which will expire at the 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Class III directors, Anne K. Costin and William H. Shea, Jr., are each serving terms that will expire at the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
     The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If a nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Messrs. Good and McCarthy as our directors.
     The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with us and length of time served; principal occupations during the past five years; and other directorships currently held by the nominees and each remaining director. The address for the nominees, directors and officers is 717 Texas Avenue, Suite 3100, Houston, TX 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”), a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is advised by KAFA.
NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON:

Number of
				Portfolios in	Other
	Position(s)	Proposed		Fund Complex	Directorships
Name	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
(Year Born)	Registrant	Term of Service	During Past Five Years	Director	Director
Steven C. Good (born 1942)	Director	3-year term (until the 2012 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP, a division of JH Cohen LLP since June 1, 2008 (accounting, tax and business advisory services provider). Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	2	KYN; OSI Systems, Inc. (specialized electronic products); and Big Dog Holdings, Inc. (consumer products)

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:

Number of
				Portfolios in	Other
	Position(s)	Proposed		Fund Complex	Directorships
Name	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director	Director
Kevin S. McCarthy(1)(2) (born 1959)	Chairman; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN and KED since inception (KYN inception in 2004 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	3	KYN; KED; Range Resources Corporation (oil and gas company); Clearwater Natural Resources, LLC; Direct Fuel Partners, L.P.; and ProPetro Services, Inc.

(1)	Mr. McCarthy is an “interested person” of the Fund by virtue of his employment relationship with Kayne Anderson.

(2)	Mr. McCarthy currently serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”), a closed-end investment company registered under the 1940 Act that is managed by KAFA.
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS:

				Number of
				Portfolios in
	Position(s)			Fund Complex	Other
Name	Held with	Term of Office/	Principal Occupations	Overseen by	Directorships
(Year Born)	Registrant	Time of Service	During Past Five Years	Director	Held by Director
Anne K. Costin(1) (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since July 2005	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, retired after a 28-year career at Citigroup. During her last five years at Citigroup, she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	KYN

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since inception	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	2	KYN; Teeccino Caffe Inc.; and the Caucus for Television Producers, Writers & Directors Foundation

William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	2	KYN; and Penn Virginia Corp. (natural gas and oil company)

(1)	Due to her ownership of securities issued by one of the underwriters in certain of our previous securities offerings, Ms. Costin, in the future, may be treated as an “interested person” during any subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of Kayne Anderson.

INFORMATION ABOUT EXECUTIVE OFFICERS
     The preceding table gives information regarding Mr. McCarthy, our Chairman, President and Chief Executive Officer. The following table sets forth each of our other officer’s name and age; position(s) with us and length of time served; principal occupations during the past five years; and directorships held by each such officer. All of our officers currently serve in identical offices with KYN, a closed-end investment company registered under the 1940 Act that is advised by KAFA.
Non-Director Officers

				Number of
				Portfolios in
	Position(s)			Fund Complex
Name	Held with	Term of Office/	Principal Occupations	Overseen by	Directorships
(Year Born)	Registrant	Time of Service	During Past Five Years	Officer	Held by Officer
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYN since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	3	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004 and of KED since 2006.	3	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004, and of KAFA since 2006 and Managing Director of KACALP since 2000. Executive Vice President of KYN and KED since June 2008. Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KED since 2006.	3	None

James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Executive Vice President of KYN and KED since June 2008 and Vice President of KYN from 2004 to 2008 and of KED from 2006 to 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	3	ProPetro Services, Inc.; and Quest Midstream Partners, L.P.
     The directors who are not “interested persons,” as defined in the 1940 Act, of Kayne Anderson or our underwriters in offerings of our securities from time to time as defined in the 1940 Act are referred to herein as “Independent Directors.” Unless noted otherwise, references to our Independent Directors include Ms. Costin. None of our Independent Directors (other than Mr. Isenberg), nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, may formerly have been deemed an affiliate of Kayne Anderson.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
     The following table sets forth as of February 28, 2009 the number of shares of our Common Stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of February 28, 2009 we are aware of no person who beneficially owns more than five percent of our outstanding Common Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Act of 1934, as amended (the “1934 Act”) and, unless indicated otherwise, includes voting or investment power with respect to the securities.

	Amount of
	Beneficial	Percent of
Name of Beneficial Owner of Common Stock	Ownership	Class(1)
Independent Directors
Gerald I. Isenberg	1,000	*
Anne K. Costin	2,000	*
Steven C. Good	2,000	*
William H. Shea, Jr.	3,000	*

Interested Director
Kevin S. McCarthy	15,801	*

Executive Officers
Terry A. Hart	0	*
David. J. Shladovsky	5,973	*
J.C. Frey	19,500	*
James C. Baker	9,025	*

All Directors and Executive Officers as a Group (9 persons)	58,299	*

*	Less than 1% of class.

(1)	Based on 32,980,533 shares outstanding as of February 28, 2009.
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of February 28, 2009 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Aggregate
Dollar Range(1) of Equity
Securities in All
Registered Investment
Companies Overseen
or to be Overseen by
Director in
	Dollar Range(1) of	Family of Investment
	Our Equity	Companies(2) as of
Director	Securities	February 28, 2009
Independent Directors
Anne K. Costin	$10,001-$50,000	$50,001-$100,000
Steven C. Good	$10,001-$50,000	$50,001-$100,000
Gerald I. Isenberg	$10,001-$50,000	$10,001-$50,000
William H. Shea, Jr.	$10,001-$50,000	$50,001-$100,000

Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	As of February 28, 2009, the directors also oversee KYN, an investment company managed by KAFA. Mr. McCarthy also serves on the Board of Directors of KED, a registered investment company advised by KAFA.

     As of February 28, 2009, the Independent Directors (other than Mr. Isenberg as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of that same date, the Independent Directors (other than Ms. Costin) did not own beneficially or of record any class of securities of the underwriters of the offerings of our Common Stock or any person directly or indirectly controlling, controlled by, or under common control with such underwriters. As of February 28, 2009, Ms. Costin owned securities issued by one of such underwriters in the offerings of our Common Stock and may continue to own securities in such issuer at the time of any future offering of our securities in which such company could be considered for participation as an underwriter. Accordingly, Ms. Costin was treated as an “interested person” of the Fund as defined in the 1940 Act during and until the completion of the offerings of our Common Stock, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the company in which Ms. Costin owns securities.
     The table below sets forth information about securities owned by the directors and their respective immediate family members, as of February 28, 2009, in entities directly or indirectly controlling, controlled by, or under common control with, our investment adviser or underwriters.

	Name of
	Owners and
	Relationships to		Title of	Value of	Percent of
Director	Director	Company	Class	Securities	Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$780,343	0.3%

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
     As of February 28, 2009, certain officers of Kayne Anderson, including all our officers, own, in the aggregate, approximately $5.8 million of our Common Stock.
EXECUTIVE COMPENSATION
     Pursuant to an investment management agreement between KAFA (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of our assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay various management fees to our external manager for its advisory and other services performed under the investment management agreement.
     Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not pay any salaries, bonuses or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Fund.
     The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.
     Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Fund as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Fund’s performance. In addition to compensation for services performed for the Fund, certain of our executive officers may receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers that relates exclusively to their services to us.

DIRECTOR COMPENSATION
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all our executive officers, serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting exceeds 15 minutes in duration. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.
     The following table sets forth the compensation paid by us during the fiscal year ended November 30, 2008 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.
Director Compensation Table

		Total
	Total Compensation	Compensation from the
Name	from Registrant	Fund Complex(1)
Independent Directors
Anne K. Costin	$46,000	$92,000
Steven C. Good	$46,000	$92,000
Gerald I. Isenberg	$50,500	$101,000
William H. Shea, Jr. (2)	$28,250	$56,500

Interested Director
Kevin S. McCarthy	None	None

*	Less than 1% of class.

(1)	As of November 30, 2007, the directors also oversee KYN, an investment company managed by KAFA.

(2)	Mr. Shea became a director on March 31, 2008.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 30(h) of Investment Company Act of 1940 and Section 16(a) of the 1934 Act require our directors and executive officers, investment adviser, affiliated persons of the investment advisor and persons who own more than 10% of a registered class of our equity securities to file forms reporting their affiliation with us and reports of ownership and changes in ownership of our shares with the SEC and the New York Stock Exchange (the “NYSE”). Those persons and entities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to us, we believe that our directors and officers, KAFA and affiliated persons of KAFA have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of our management, no person owns beneficially more than 10% of a class of our equity securities.
COMMITTEES OF THE BOARD OF DIRECTORS
     Our Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee.
•	Audit Committee. Messrs. Good, Shea, and Isenberg serve on the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the 1934 Act. The Audit Committee Charter conforms to the applicable listing standards of the NYSE. The Audit Committee Charter is available on our website (www.kaynefunds.com). The Audit Committee approves and recommends to the Board the election, retention or termination of independent auditors; approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of our audit; determines whether to recommend to the Board that our audited financial statements be included in our Annual Report; and responds to other matters as outlined in the Audit Committee Charter. Each audit committee member is “independent” under the applicable NYSE listing standard.

•	Valuation Committee. Ms. Costin and Messrs. McCarthy and Isenberg serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of our valuation procedures and the valuation of our securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on our website (www.kaynefunds.com).

•	Nominating Committee. Ms. Costin and Messrs. Good and Isenberg are members of the Nominating Committee. None of the members of the Nominating Committee are “interested persons” of the Fund as defined in the 1940 Act (other than as previously noted for Ms. Costin). The Nominating Committee is responsible for appointing and nominating Independent Directors to our Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on our website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, our management, our investment adviser and counsel, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:
•	the candidate’s knowledge in matters relating to the investment company industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from our service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•	such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
     Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it concludes are the most qualified.
     If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders.
     The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to the Secretary of the Fund, at our address: 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders); (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
Board of Director and Committee Meetings Held
     The following table shows the number of meetings held for the Fund during the fiscal year ended November 30, 2008:

Board of Directors	6
Audit Committee	4
Valuation Committee	12
Nominating Committee	1
     During the 2008 fiscal year, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. We do not currently have a policy with respect to board member attendance at annual meetings. All of the directors then serving attended our 2008 Annual Meeting of Stockholders.
BOARD RECOMMENDATION
     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO
APPROVAL TO SELL SHARES OF COMMON STOCK AT A NET PRICE BELOW NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE
Summary
     The 1940 Act prohibits the Fund from selling shares of its common stock at a net price, after deducting underwriting fees and offering expenses, below the current net asset value (“NAV”) per share of such stock, except with the consent of a majority of its common stockholders or under certain other circumstances. The Fund may be presented with potential investments that KAFA believes are sufficiently attractive to justify selling shares of the Fund’s common stock at a price below its then-current NAV per share, which could be made only if the Fund raises additional capital in that manner. The Board of Directors is seeking the required stockholder approval so the Fund may sell shares of its common stock at a net price below its then-current NAV per share, so long as the gross price (before underwriting fees and offering expenses) is above its then-current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the date of the Fund’s 2010 Annual Meeting of Stockholders, which is expected to be held in June 2010.
Rationale
     The Fund expects that it will be periodically presented with opportunities to acquire securities at attractive prices that may lead to an increase in the long term NAV, including publicly traded securities at a discount to current market value in negotiated transactions. The Fund believes that having the ability to issue its common stock at a price below NAV could benefit its stockholders by providing it the flexibility to enter into such negotiated transactions, which have the potential to increase the Fund’s long-term NAV per share.
     These negotiated transactions often require the Fund to commit capital in a relatively short period of time, and such commitments cannot be contingent upon future financings. Because the Fund generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Fund may be unable to capitalize on investment opportunities presented to it unless it is confident that it can raise equity capital without seeking stockholder approval on a case by case basis.
NAV and Share Price History of the Fund’s Common Stock
     The Fund’s common stock has traded both at a premium and at a discount in relation to its NAV. The following table sets forth a comparison of the Fund’s NAV per share and the comparable closing price of the Fund’s common stock, as reported on the NYSE as of the last day of each fiscal quarter since the inception of the Fund.

	Net Asset		Closing
Date	Value		Price
February 28, 2009	$12.77		$13.50
November 30, 2008	13.43		10.53
August 31, 2008	29.99		28.07
May 31, 2008	33.20		29.30
February 29, 2008	29.31		25.55
November 30, 2007	29.01		25.79
August 31, 2007	28.45		26.71
May 31, 2007	30.31		28.65
February 28, 2007	26.45		26.55
November 30, 2006	25.44		25.00
August 31, 2006	26.33		24.67
May 31, 2006	25.83		23.40
February 28, 2006	24.53		23.37
November 30, 2005	24.13		21.10
August 31, 2005	24.06		24.39
June 27, 2005	23.84	(1)(2)	—

(1)	Our Common Stock began trading on the NYSE on June 28, 2005.

(2)	Initial public offering price of $25.00 per share, less underwriting discounts of $1.125 per share and offering costs of $0.039 per share.

Conditions for Selling the Fund’s Common Stock at a Net Price Below NAV, Subject to the Gross Price Being Greater than NAV
     If this proposal is approved, the Fund does not anticipate selling its common stock at a net price below its NAV unless it has identified attractive near-term investment opportunities that KAFA reasonably believes will lead to a long-term increase in NAV. In determining whether or not to sell additional shares of the Fund’s common stock at a net price below the NAV per share, the Board of Directors will have duties to act in the best interest of the Fund and its stockholders. To the extent the Fund issues shares of its common stock at a net price below NAV in a publicly registered transaction, the Fund’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.
     The Fund will only sell shares of its common stock at a net price below NAV per share if all of the following conditions are met:
1.	The gross offering price per share, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Fund’s common stock, as determined at any time within 2 business days of pricing of the common stock to be sold in the offering.

2.	Immediately following each offering of common stock, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Fund’s common stock, as determined at any time within 2 business days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of such value per share of all outstanding common stock as a result of such offering, without regard to any other offering. The Fund will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Fund’s common stock in excess of the 1% limitation.

3.	A majority of the Fund’s Independent Directors makes a determination, based on information and a recommendation from KAFA, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in NAV.
Factors to Consider
     Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Fund’s common stock at a net price less than NAV per share on the NAV per share of common stock then-outstanding. Any sale of common stock at a net price below NAV would result in an immediate dilution to existing common stockholders. Common stockholders should also consider that holders of the Fund’s common stock have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.
     The two examples below assume that the Fund has an NAV of $13.00 per share with 33.0 million shares outstanding and that the underwriting fees, commissions and expenses are 5% of the gross offering price per share.
     Example 1. A gross offering price of $13.00 per share (equal to the NAV) would result in a net offering price of $12.35 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Fund could issue in this example is 8.2 million shares before reaching the cap of 1% dilution to NAV per share, or $0.13 per share.
     Example 2. A gross offering price of $13.30 per share (above NAV) would result in a net offering price of $12.64 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Fund could issue in this example is approximately 18.2 million shares before reaching the cap of 1% dilution to NAV per share, or $0.13 per share.
     The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Fund to KAFA. The Fund’s investment advisory agreement with KAFA provides for a management fee payable to KAFA as compensation for managing the investment portfolios of the Fund computed as a percentage of assets under management.

The increase in the Fund’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Fund under management, and would cause a corresponding increase in the gross amount of management fees paid to KAFA, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Fund’s asset base and number of shares outstanding, the Fund may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.
BOARD RECOMMENDATION
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO ALLOW THE FUND TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE BELOW NAV PER SHARE, SO LONG AS THE GROSS PRICE IS ABOVE NAV, SUBJECT TO CERTAIN CONDITIONS.

OTHER MATTERS
     The Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
INDEPENDENT ACCOUNTING FEES AND POLICIES
Audit and Related Fees
     Audit Fees. The aggregate fees billed to us by PricewaterhouseCoopers LLP during our fiscal years 2008 and 2007 for professional services rendered with respect to the audit of our financial statements were $183,000 and $158,000, respectively.
     Audit-Related Fees. We were not billed by PricewaterhouseCoopers LLP for any fees for assurance and related services reasonably related to the performance of the audits of our annual financial statements for either of the past two fiscal years.
     Tax Fees. For professional services for tax compliance, tax advice and tax planning for our fiscal years 2008 and 2007, we were billed by PricewaterhouseCoopers LLP for fees in the amounts of $137,000 and $137,000, respectively.
     All Other Fees. We were not billed by PricewaterhouseCoopers LLP for any fees for services other than those described above during either of the past two fiscal years.
     Aggregate Non-Audit Fees. We were not billed by PricewaterhouseCoopers LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither Kayne Anderson nor any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to us, was billed by PricewaterhouseCoopers LLP for any non-audit services during either of the past two fiscal years.
Audit Committee Pre-Approval Policies and Procedures
     Before the auditor is (i) engaged by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to Kayne Anderson or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
     For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to us and to Kayne Anderson (with respect to our operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to us or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
Appointment of Independent Auditors
     The Board of Directors has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors to audit our books and records for our current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions. PricewaterhouseCoopers LLP has informed us that it has no direct or indirect material financial interest in us or Kayne Anderson.

MORE INFORMATION ABOUT THE MEETING
     Outstanding Stock. At the Record Date, we had 33,308,328 shares of common stock issued and outstanding.
     To the knowledge of our management, as of February 28, 2009: there were no entities holding beneficially more than 5% of our outstanding Common Stock; none of our directors owned 1% or more of our outstanding Common Stock; and our officers and directors owned, as a group, less than 1% of our outstanding Common Stock.
     How Proxies Will Be Voted. All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes FOR the proposals. We know of no other matters to be presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.
     How To Vote. If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person if able to attend the Annual Meeting.
     Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Fund. The Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by the Fund’s representatives, Kayne Anderson, our transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. If a proxy solicitor is retained by the Fund, the costs associated with all proxy solicitation are not anticipated to exceed $4,000. The Fund will not pay any of our representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.
     Dissenters’ or Appraisal Rights. Our stockholders have no dissenters’ or appraisal rights.
     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Fund at our offices located at 717 Texas Avenue, Suite 3100, Houston, TX 77002; (2) properly executing and sending a later-dated proxy; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
     Quorum and Adjournment. The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.
     Required Vote.
     Proposal One — The election of Messrs. Good and McCarthy as Class II Directors requires the affirmative vote of the holders of a majority of shares of Common Stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has elected a nominee, each common share is entitled to one vote. For purposes of the vote on the election of Messrs. Good and McCarthy as Class II Directors, abstentions, if any, will have the same effect as votes against the election of Messrs. Good and McCarthy, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of directors, it is anticipated that there will be few, if any, broker “non-votes” in connection with Proposal One. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

     Proposal Two — The approval of a proposal to authorize the Fund to sell shares of its Common Stock at a net price less than the NAV per share, so long as the gross price (before underwriting fees and offering expenses) is above NAV per share, requires: (1) the affirmative vote of a majority of all common stockholders of record as of the Record Date and (2) the affirmative vote of a majority of the votes cast by the holders of Common Stock outstanding as of the Record Date. For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against Proposal Two. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome.

AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of the Fund is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Fund, (2) the quality and integrity of the Fund’s financial statements, (3) the Fund’s compliance with regulatory requirements, and (4) the independence and performance of the Fund’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Fund’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Fund’s website (www.kaynefunds.com). Each committee member is “independent” as defined by NYSE listing standards.
     The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent auditors and any internal auditors. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management. Management has represented to the independent auditors that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Fund’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.
     Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Fund’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2008 with the SEC.
Submitted by the Audit Committee:
Steven C. Good
Gerald I. Isenberg
William H. Shea, Jr.
INVESTMENT ADVISER
     KA Fund Advisors, LLC is our investment adviser. Its principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
ADMINISTRATOR
     Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
STOCKHOLDER COMMUNICATIONS
     Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Fund at our principal offices at 717 Texas Avenue, Suite 3100, Houston, TX 77002. The Secretary will forward any communications received directly to the Board of Directors.

STOCKHOLDER PROPOSALS
     Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Fund at 717 Texas Avenue, Suite 3100, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2010 Annual Meeting must be received by the Secretary of the Fund on or after December 12, 2009, and prior to 5:00 p.m. Central Time on January 11, 2010. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2009 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before January 11, 2010 in order to be included in our proxy statement and proxy card for the 2010 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky
Secretary

April 29, 2009

APPENDIX A
PROXY
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2009 ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2009
The undersigned stockholder of Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints David J. Shladovsky and J.C. Frey, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2009 Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 16, 2009, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL MEETING PROXY CARD
AUTHORIZED SIGNATURES
     — THIS SECTION MUST BE COMPLETED
Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date
(continued from reverse side)

PROXY
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL MEETING PROXY CARD
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW
AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
1.	THE ELECTION OF TWO CLASS II DIRECTORS FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW ☐ WITHHOLD FROM THE NOMINEE LISTED BELOW NOMINEE: STEVEN C. GOOD

☐ FOR THE NOMINEE LISTED BELOW ☐ WITHHOLD FROM THE NOMINEE LISTED BELOW NOMINEE: KEVIN S. MCCARTHY
2.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE FUND TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE LESS THAN THE NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING EXPENSES) BEING ABOVE THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and the Fund’s most recent Annual Report are available on the Internet at http://www.kaynefunds.com/KyeSECFilings.htm